SECURITIES AND EXCHANGE COMMISSION
UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

PIERRE FOODS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-7277	56-0945643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9990 Princeton Road Cincinnati, Ohio	45246

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (513) 874-8741

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2004, Pierre Foods, Inc. issued a press release announcing its earning results for the second quarter of its fiscal year 2005 which ended on September 4, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

99.1	Pierre Foods, Inc. press release dated October 26, 2004 announcing financial results for the second quarter of fiscal year 2005 (this exhibit is furnished to, but not filed with, the SEC).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERRE FOODS, INC.

	By:	/s/ Joseph W. Meyers

Joseph W. Meyers
Vice President, Finance

October 26, 2004

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